UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 12, 2006

SRS LABS, INC.
(Exact Name of registrant as specified in its charter)

Delaware	0-21123	33-0714264
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
2909 Daimler Street
Santa Ana, California		92705
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 442-1070

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On July 12, 2006, SRS Labs, Inc. (the “Company”) and David Frerichs, Executive Vice President, Strategic Marketing and Business Development, entered into a Separation Agreement (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Frerichs’ status as an officer, employee and in all other capacities with the Company and its affiliates ended on July 12, 2006.

Under the Separation Agreement, Mr. Frerichs agreed to a general release of all claims against the Company and its affiliates. The Separation Agreement also contains other customary provisions. Mr. Frerichs will be entitled to receive pursuant to the Separation Agreement, payment in the gross amount of $125,000 (the “Separation Payment”), which is equal to six months of his base salary, less deductions required by law, payable as follows: a single payment of $125,000 to be made not later than July 14, 2006. The Company will also reimburse Mr. Frerichs for a period of up to six months for continuation of his medical, dental and vision insurance coverage under the COBRA regulations.

In connection with the Separation Agreement, Mr. Frerichs acknowledges that the Separation Payment shall be in lieu of, and shall satisfy, any and all rights he may have under his Employment Agreement with the Company accepted by Mr. Frerichs on October 10, 2005 (the “Employment Agreement”) and his Participation Agreement with the Company dated October 10, 2005 under the Company’s 2005 Change in Control Protection Plan (the “Participation Agreement”), both of which documents were cancelled as of July 12, 2006, except for any obligations in the Employment Agreement that continue after Mr. Frerichs’ employment relationship with the Company and its affiliates ended.

The above-referenced descriptions of the Separation Agreement is qualified in its entirety by reference to the copy of such agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 1.02.              Termination of a Material Definitive Agreement.

On July 12, 2006, the Employment Agreement and the Participation Agreement between Mr. Frerichs and the Company were terminated, except for any obligations in the Employment Agreement that continue after Mr. Frerichs’ employment relationship with the Company and its affiliates ended. The disclosure set forth above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.02.

Item 9.01.              Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Separation Agreement and General Release dated July 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SRS LABS, INC.,
a Delaware corporation

Date: July 12, 2006	By:	/S/ ULRICH GOTTSCHLING
Ulrich Gottschling
Chief Financial Officer